EXECUTION COPY


AMENDMENT dated as of October 9, 1996 (this "Amendment"), to the Credit Agreement dated as of June 30, 1995 (as heretofore amended, the "Credit Agreement"), among P.T. FREEPORT INDONESIA COMPANY, a limited liability company organized under the laws of Indonesia and also domesticated in Delaware ("FI"), FREEPORT-McMoRan COPPER & GOLD INC., a Delaware corporation ("FCX"), the undersigned financial institutions (collectively, the "Banks"), FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as trustee under the FI Trust Agreement (in such capacity, the "FI Trustee"), THE CHASE MANHATTAN BANK (formerly Chemical Bank), a New York banking corporation ("Chase"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), as security agent for the Banks (in such capacity, the "Security Agent") under the Bank Security Documents (as defined below), and as security agent for the Banks and RTZ-IIL (in such capacity, the "JAA Security Agent") under the JAA Fiduciary Transfer and the JAA Fiduciary Power (as defined below), and THE CHASE MANHATTAN BANK (as successor to The Chase Manhattan Bank (National Association)), as documentary agent for the Banks (in such capacity, the "Documentary Agent"; the Administrative Agent, the Security Agent, the JAA Security Agent and the Documentary Agent being, collectively, the "Agents"). Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Credit Agreement.

          Section 10.17 of the Credit Agreement contemplates that the Banks, FCX and FI shall agree on mutually satisfactory documentation to implement the RTZ Transaction, including the Participation Agreement, the RTZ Loan Agreement, the FI Intercreditor Agreement and the Final FI Security Documents. FI, FCX, the Banks and the Agents wish to enter into this Amendment to evidence their approval of the documents to be entered into in connection with the RTZ Transaction, to provide for certain amendments to the Credit Agreement to take into account such documents and to make certain other arrangements in connection with the RTZ Transaction.

          By its execution and delivery of this Amendment, each Bank also wishes, in connection with the RTZ Transactions, to:

          (a) authorize the Agents, on behalf of such Bank and the other Banks, to enter into the Agreement to Amend and Restate Trust Agreement dated as of the RTZ Closing Date among FI, FCX, RTZ, PT-RTZ, RTZ Lender, the Trustee, the Depositary, the Documentary Agent, the Security Agent, the JAA Security Agent and the Administrative Agent (the "AART") and the FI Intercreditor Agreement, Operator Replacement Agreement and Restated Trust Agreement referred to in the AART and to enter into the RTZ Side Letter and the Early Closing Documents;

          (b) authorize Chase to act as Security Agent for the Banks under the Bank Security Agreement in the form attached as Exhibit A hereto, the Bank Surat Kuasa in the form attached as Exhibit B hereto and the Bank Fiduciary Assignment of Accounts Receivable in the form attached as Exhibit E hereto;

          (c) authorize Chase to act as JAA Security Agent for the Banks and RTZ-IIL under the JAA Fiduciary Power in the form attached as Exhibit F hereto and the JAA Fiduciary Transfer in
     the form attached as Exhibit G    hereto;

          (d) approve the replacement of the Trustee as security agent under the Interim Fiduciary Transfer and the Interim Fiduciary Power by Chase in its capacity as Security Agent, together with the amendment and restatement of the Interim Fiduciary Transfer in the form attached as Exhibit C hereto and the Interim Fiduciary Power in the form attached as Exhibit D hereto, such amendments and restatements to be the Final Fiduciary Transfer and the Final Fiduciary Power, respectively, for all purposes of the Loan Documents;

          (e) agree to submit to the exclusive jurisdiction of the United States District Court for the Southern District of
     New York and of any New York State court sitting in Manhattan solely for the purposes of suits, actions or proceedings to enforce the terms of the FI Intercreditor Agreement and authorize the Administrative Agent (acting as Representative of the Banks under the FI Intercreditor Agreement) to provide such submission to New York jurisdiction for such Bank pursuant to Section 16 of the FI Intercreditor Agreement;

          (f) approve the release upon the RTZ Closing Date of the Banks' security interests (and authorize the FI Trustee to release such security interests) in the PT-RTZ Joint Venture Interests (as defined in the AART) pursuant to the AART, in order to permit their assignment to PT-RTZ pursuant to the Participation Agreement, the AART and the PT-RTZ COW Assignment;

          (g) approve the release of the Banks' security interests in the rights of FI under the Contract of Work in respect of Contract Block B (as defined in the Contract of Work) and in any Greenfield Projects and Sole Risk Projects (as such terms are defined in the Participation Agreement) in Contract Block A (as defined in the Contract of Work) and authorize the Agents to effectuate such release of security interests, including instructing the FI Trustee to such effect; and

          (h) authorize the Administrative Agent and the Documentary Agent, acting on behalf of such Bank and the other Banks, to subordinate the Banks' liens on the FIEC Interests (as defined in the Restated Trust Agreement) to the RTZ Lender's lien on the FIEC Interests on the terms of the FI Intercreditor Agreement.

            Accordingly, FI, FCX, the Trustee, the Banks and the
Agents agree as follows:

          SECTION 1.  Amendments to the Credit Agreement.    Effective
as of the Effective Date, the Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by substituting the following modified definitions for the equivalent definitions which presently appear in such Section:

          (i) "Contract of Work" means the Contract of Work made December 30, 1991, between the Ministry of Mines of the Government of the Republic of Indonesia, acting for and on behalf of the Government of the Republic of Indonesia, and FI, together with any related Implementation Agreement or Memorandum of Understanding with such Ministry of Mines acting on behalf of the Government of the Republic of Indonesia, after giving effect to the PT-RTZ COW Assignment, as such agreement may be implemented, supplemented or amended as permitted hereby from time to time.

         (ii) "FI Intercreditor Agreement" means the Intercreditor Agreement entered into as of the RTZ Closing Date among the Administrative Agent on behalf of the Banks under the Corporate Group Facility, RTZ Lender, PT-RTZ and the FI Trustee substantially in the form attached to the AART as Exhibit B-1 thereto and attached hereto as Exhibit I, as such agreement may be amended and in effect from time to time.

        (iii) "FI Security Documents" means the FI Trust Agreement, the Operator Replacement Agreement, the Surat Kuasa, the Fiduciary Assignment, the JAA Fiduciary Transfer, the JAA Fiduciary Power, the Bank Security Agreement, the Fiduciary Transfer, the Bank Fiduciary Assignment, the Fiduciary Power, the Bank Surat Kuasa and all Uniform Commercial Code financing statements and their Indonesian equivalents required to be filed hereunder or under the FI Security Documents.

         (iv) "FI Trustee" means First Trust of New York, National Association, or any successor trustee, as trustee for FI, PT-RTZ and the Secured Creditors (including the Banks) pursuant to the FI Trust Agreement and, in such capacity, also as party to the Operator Replacement Agreement, the Surat Kuasa and the Fiduciary Assignment.

          (v) "Final FI Trust Agreement" means the Restated Trust Agreement dated as of the RTZ Closing Date, among FI, PT-RTZ, the Depositary, the FI Trustee, the Administrative Agent and RTZ Lender, as amended and restated by the AART substantially in the form attached as Exhibit A thereto and attached hereto as Exhibit G-1, and as further amended and in effect from time to time thereafter.

         (vi) "Final Fiduciary Assignment" means the Fiduciary Assignment of Accounts Receivable (Penyerahan Hak Atas Tagihan) dated the RTZ Closing Date, granted by FI and PT-RTZ to the FI Trustee substantially in the form attached to the AART as Exhibit E thereto and attached hereto as Exhibit G-5, as amended and in effect from time to time.

        (vii) "Final Fiduciary Power" means the Second Amended and Restated Power of Attorney to Establish Fiduciary Transfer (Kuasa Untuk Memasang Penyerahan Hak Milik Fidusia) dated the RTZ Closing Date, granted by FI to the Security Agent, substantially in the form attached hereto as Exhibit G-4, and any additional or separate Fiduciary Power granted by FI to the Banks, acting through the Security Agent, with respect to specific or additional assets, in each case as further amended and in effect from time to time.

       (viii) "Final Fiduciary Transfer" means the Second Amended and Restated Fiduciary Transfer of Assets (Penyerahan Hak Secara Fidusia) dated the RTZ Closing Date, granted by FI to the Banks, acting through the Security Agent, substantially in the form attached hereto as Exhibit G-3, and any additional or separate Fiduciary Transfer granted by FI to the Banks, acting through the Security Agent, with respect to specific or additional assets, in each case as further amended and in effect from time to time.

         (ix) "Final Surat Kuasa" means the Surat Kuasa (Power of Attorney) dated the RTZ Closing Date, granted by FI and PT-RTZ to the FI Trustee substantially in the form attached as Annex I to the Operator Replacement Agreement and attached as Exhibit G-2 hereto, as amended and in effect from time to time.

          (x) "Loan Documents" means the Amendment Agreement, the Corporate Group Facility, the Corporate Group Notes, the FI Intercreditor Agreement, the Side Letter, the Early Closing Documents, the AART, the FI Security Documents and all other agreements, certificates and instruments now or hereafter entered into in connection with any of the foregoing, in each case as amended and modified from time to time.

         (xi) "Major Concentrate Sales Agreement" means any
     Concentrate Sales Agreement providing for sales during the term thereof of at least 75,000 metric tons of concentrate.

        (xii) "Participation Agreement" means the Participation Agreement dated the RTZ Closing Date between FI and PT-RTZ substantially in the form attached to the AART as Exhibit J thereto, as amended from time to time as permitted by
     Section 5.3.

       (xiii) "RTZ Collateral" means the FIEC Interests pledged to RTZ Lender as contemplated by the RTZ Loan Agreement, the Final FI Trust Agreement and the FI Intercreditor Agreement.

        (xiv) "RTZ Interests" means the interests of PT-RTZ in the Contract of Work and the Joint Account Assets (as such term is defined in the Participation Agreement) pursuant to the Participation Agreement and in the Concentrate Sales Agreements pursuant to the Final FI Trust Agreement, in each case as permitted by Section 5.3.

         (xv) "RTZ Lender" means RTZ Indonesian Finance Limited, a company organized under the laws of England and a wholly owned subsidiary of RTZ.

        (xvi) "RTZ Loan Agreement" means the Loan Agreement dated the RTZ Closing Date between FI and RTZ Lender substantially in the form attached to the AART as Exhibit K thereto, as amended from time to time as permitted by Section 5.3.

       (xvii) "RTZ Release" means the Indonesian release document dated the RTZ Closing Date pursuant to which the Trustee releases the PT-RTZ Joint Venture Interests (as such term is defined in the Participation Agreement) from the Lien of the FI Security Documents as in effect prior to the RTZ Closing Date.

      (xviii) "RTZ Transactions" means the transactions contemplated by the AART, the Participation Agreement, the Final FI Trust Agreement, the Operator Replacement Agreement, the RTZ Loan Agreement, the Side Letter, the Early Closing Documents, the RTZ Release and the FI Intercreditor Agreement, in each case to the extent permitted by Section 5.3.

     (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following defined terms in the appropriate alphabetical order:

          (i) "AART" means the Agreement to Amend and Restate Trust Agreement dated as of the RTZ Closing Date among FI, FCX, RTZ, PT-RTZ, RTZ Lender, the Trustee, the Administrative Agent, the Security Agent, the JAA Security Agent, the Documentary Agent and the Depositary.

         (ii) "Bank Fiduciary Assignment" means the Second Amended and Restated Fiduciary Assignment of Accounts Receivable (the Penyerahan Hak Atas Tagihan) dated the RTZ Closing Date, granted by FI to the Banks, acting through the Security Agent, substantially in the form attached hereto as Exhibit G-8, and any additional or separate Fiduciary Assignment granted by FI to the Banks, acting through the Security Agent, with respect to specific or additional accounts receivable, in each case as further amended and in effect from time to time.

         (iii) "Bank Security Agreement" means the Bank Security Agreement dated as of the RTZ Closing Date between FI and the Security Agent substantially in the form attached hereto as Exhibit G-6, as amended and in effect from time to time.

         (iv) "Bank Security Documents" means the Bank Security
     Agreement, the Bank Surat Kuasa, the Fiduciary Transfer, the
     Fiduciary Power and the Bank Fiduciary Assignment.

          (v) "Bank Surat Kuasa" means the Surat Kuasa (Power of Attorney) dated the RTZ Closing Date, granted by FI to the Security Agent substantially in the form attached hereto as Exhibit G-7, and any additional or separate Surat Kuasa granted by FI to the Banks, acting through the Security Agent, with respect to specific or additional assets, in each case as amended and in effect from time to time.

         (vi) "Early Closing Agreement" means the Early Closing Agreement dated as of the RTZ Closing Date among FI, FCX, RTZ, PT-RTZ (as a company in formation under the laws of Indonesia), RTZ Jersey Investments One Limited, RTZ Jersey Nominees Limited, the Trustee, the Administrative Agent, the Security Agent, the JAA Security Agent and the Depositary, substantially in the form attached to the AART as Exhibit B-2 and attached hereto as Exhibit E.

        (vii) "Early Closing Documents" means the (x) the Early Closing Agreement, (y) the related Ratifying Agreement between such parties in the form attached to such Early Closing Agreement as Schedule 1 thereto and (z) any additional or further agreement entered into on behalf of the Banks in connection with such agreement by the Agents in such form as approved by the Administrative Agent.

       (viii) "FIEC Interests" means FI's interest in Incremental
     Expansion Cashflow (as such term is defined in the Participation Agreement) and FI's related rights pursuant to the Final FI Trust Agreement under the Concentrate Sales Agreements.

         (ix) "JAA Fiduciary Power" means the Power of Attorney to Establish Fiduciary Transfer (Kuasa Untuk Memasang Penyerahan Hak Milik Fidusia) for Joint Account Assets dated the RTZ Closing Date, granted by FI and PT-RTZ to the Security Agent, substantially in the form attached hereto as Exhibit G-9, and any additional or separate Fiduciary Power granted by FI and PT-RTZ to the Security Agent with respect to the Joint Account Assets, in each case as further amended and in effect from time to time.

          (x) "JAA Fiduciary Transfer" means the Fiduciary Transfer of Assets (Penyerahan Hak Secara Fidusia) for Joint Account Assets dated the RTZ Closing Date, granted by FI and PT-RTZ to the Security Agent, substantially in the form attached hereto as Exhibit G-10, and any additional or separate Fiduciary Transfer granted by FI and PT-RTZ to the Security Agent with respect to the Joint Account Assets, in each case as further amended and in effect from time to time.

         (xi) "JAA Security Agent" means Chase, not in its individual capacity, but as JAA Security Agent for the Banks and RTZ under the JAA Fiduciary Power and the JAA Fiduciary Transfer.

        (xii) "Operator Replacement Agreement" means the Operator Replacement Agreement dated as of the RTZ Closing Date among FI, PT-RTZ, the Trustee and the Administrative Agent (in its capacity as Operator Selection Representative) substantially in the form attached to the AART as Exhibit D thereto, as further amended and in effect from time to time.

       (xiii) "Operator Selection Representative" means the
     Administrative Agent acting as the Operator Selection
     Representative under the Operator Replacement Agreement, pursuant to its designation in Section 10.17 as Operator Selection
     Representative, as confirmed in Annexes 1 and 2 to the Final FI Trust Agreement.

        (xiv) "PT-RTZ COW Assignment" means the Assignment Agreement dated as of RTZ Closing Date between FI and PT-RTZ substantially in the form of Exhibit C to the AART pursuant to which FI assigns a partial undivided interest in the Contract of Work to PT-RTZ.

         (xv) "Secured Creditors" means those secured lenders to FI (including the Banks) referred to in the Annexes to the Final FI Trust Agreement.

        (xvi) "Security Agent" means Chase, not in its individual capacity, but as Security Agent for the Banks under the Bank Security Agreement, the Bank Surat Kuasa, the Bank Fiduciary Assignment, the Final Fiduciary Power and the Final Fiduciary Transfer.

       (xvii) "Side Letter" means the agreement dated as of the RTZ Closing Date between FI, RTZ, PT-RTZ, RTZ Lender, RTZ-IIL, the Trustee, the JAA security Agent and certain secured creditors of FI, substantially in the form attached to the AART as Exhibit B-3 and as attached hereto as Exhibit H, as further amended and in effect from time to time.

          (c) Section 2.1 of the Credit Agreement is hereby amended by the substitution of the words "Base Production (as such term is defined in the Final FI Trust Agreement) and, after the RTZ Lender loan is repaid in full and so long as the Banks have a first priority security interest in the FIEC Interests under the Final FI Trust Agreement, the FIEC Interests" for the words "assets of FI" at the end of the fourth sentence thereof.

          (d) Section 5.l(h) of the Credit Agreement is hereby amended by adding the words ", the Security Agent and the JAA Security Agent, as applicable," after the words "FI Trustee" in each of the two places in which "FI Trustee" is used in clause (i) thereof and by amending clause (x) thereof to read as follows: "(x) the validity and effectiveness of the powers of attorney granted by the Surat Kuasa, the Bank Surat Kuasa, the Fiduciary Power and the JAA Fiduciary Power and the fiduciary transfers effectuated by the Fiduciary Transfer, the Fiduciary Assignment, the Bank Fiduciary Assignment and the JAA Fiduciary Transfer".

          (e) Section 5.2(i) of the Credit Agreement is hereby amended by the addition of the words "after giving effect to the RTZ Transactions" after the words "Closing Date" appearing therein.

          (f) Section 5.2(l) of the Credit Agreement is hereby amended by the addition of the words "and the guarantee provided in
Section 10(1) of the Implementation Agreement" after the words "FCX/FMPO Guarantee" appearing in the proviso to such Section.

          (g)  Section 5.3 of the Credit Agreement is hereby amended by:

          (i) changing the clause subheadings "(i)" and "(ii)" in the first sentence thereof to "(I)" and "(II)", respectively;

         (ii) adding the words "(including the Financial and Accounting Procedures thereunder)" following the first reference to "Participation Agreement" in clause (y) of such resubheaded clause (I) in such first sentence;

        (iii) adding the words "(or could reasonably be expected to)" after the words "which would" appearing in such resubheaded clause (I) in such first sentence;

         (iv) substituting the words "Section 7.5.1.1, 7.5.1.3 or 10.5 or Annex A" for the words "Section 10.5" in clause (i) in the second sentence thereof;

          (v) adding the words "or Section 7 of the Early Closing
     Agreement" after the words "Implementation Agreement" in clause
     (iv) in the second sentence thereof;

         (vi) substituting ", (vi) agree to any reduction in annual production from Contract Block A (as defined in the Contract of Work), other than annual production from Greenfield Projects and Sole Risk Ventures (as such terms are defined in the Participation Agreement), which might foreseeably result in FI receiving cashflow after payment of all Operating Costs attributable to it which would not be sufficient to pay in full all its obligations, including under the Privatization Agreements (as such term is defined in the Participation Agreement) and the Loan Documents, as and when they are likely to come due, (vii) amend or agree to any amendment of any agreement to which the Administrative Agent has not also agreed if, as a result of such amendment, a term defined in the FI Intercreditor Agreement or the Side Letter by reference to a term defined in such amended agreement would be changed or (viii)" for the words "or (vi)" in the second sentence thereof; and

        (vii) substituting the words "Final FI Trust Agreement" for the words "FI Trust Agreement" in the third sentence thereof.

          (h) Section 6.1(c)(i) of the Credit Agreement is hereby amended by the substitution of the words "G-4, G-5, G-6, G-7, G-8, G-9 and G-10" for the words "G-4 and G-5" appearing therein.

          (i) Section 6.1(c)(v) of the Credit Agreement is hereby amended by the substitution of the words "Jones, Walker, Waecter, Poitevent, Carrere & Denegre, LLP" for the words "Liskow & Lewis" appearing therein.

          (j)  Section 6.1(c)(vii)(C)(II) and Section
6.1(c)(vii)(C)(III) are each hereby amended by deleting the word
"specimen" appearing therein.

          (k)  Section 7.1 of the Credit Agreement is hereby amended
(i) by the substitution of the words ", 5.3 or 10.17" for the words "or 5.3" in each of the two places appearing in paragraph (e) thereof and (ii) by the addition in clause (iii) of such Section 7.1 of the words ", including the giving of an Allocation Notice, Blockage Notice or Enforcement Notice under the Final FI Trust Agreement and/or the exercise by the Administrative Agent of its right pursuant to Section
10.17 to remove FI as Operator under the Contract of Work pursuant to the Operator Replacement Agreement" after the words "FI Security Documents" appearing therein.

          (l) Section 8.1(a) of the Credit Agreement is hereby amended to read as follows:

          "(a) For convenience of administration and to expedite the transactions contemplated by this Agreement, (i) Chase is hereby appointed as Administrative Agent under this Agreement and the other Loan Documents (including in its capacity as Operator Selection Representative under the Operator Replacement Agreement), (ii) Chase is hereby appointed as Security Agent for the Banks under this Agreement and the Bank Security Documents,
     (iii) Chase is hereby appointed as JAA Security Agent for the Banks under this Agreement, the JAA Fiduciary Power and the JAA Fiduciary Transfer, (iv) Chase is hereby appointed as the Documentary Agent for the Banks under this Agreement and the other Loan Documents and (vi) First Trust of New York, National Association, is hereby appointed to act as FI Trustee for the Banks under the FI Trust Agreement, the Operator Replacement Agreement, the Surat Kuasa, the RTZ Release and the Fiduciary Assignment. Each Bank (x) confirms and agrees to be bound by the terms of the FI Trust Agreement, the FI Intercreditor Agreement and the other Loan Documents and (y) agrees that the FI Trustee in accepting its appointment and in acting under the FI Trust Agreement, the Operator Replacement Agreement, the Surat Kuasa, the RTZ Release and the Fiduciary Assignment shall be entitled to all the rights, immunities, privileges, protections, exculpations, indemnifications, liens and other benefits applicable to its acting as trustee under the FI Trust Agreement. None of the Agents shall have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents. Each Bank, and each subsequent holder of any Promissory Note by its acceptance thereof, hereby irrevocably appoints and expressly authorizes the Agents, without hereby limiting any implied authority, to take such action as the Agents may deem appropriate on its behalf and to exercise such powers under the Loan Documents as are specifically delegated to such Person by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Banks, without hereby limiting any implied authority, (A) to receive on behalf of the Banks all payments of principal of and interest on the Loans and all other amounts due to the Banks hereunder, and promptly to distribute to each Bank its proper share of each payment so received; (B) to give notice on behalf of the Banks to FI and FCX of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder or as directed by the Required Banks; and (C) to distribute to each Bank copies of all notices, financial statements and other materials delivered by FI or FCX pursuant to this Agreement as received by the Administrative Agent. Without limiting the generality of the foregoing, the Security Agent and the JAA Security Agent are hereby expressly authorized to execute any and all documents (including releases) with respect to the collateral under the Bank Security Documents, the JAA Fiduciary Power and the JAA Fiduciary Transfer (as applicable) and the rights of the secured parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Bank Security Documents. Each of the Administrative Agent, the Security Agent and the JAA Security Agent may exercise any of its duties hereunder by or through their respective agents, officers or employees. In addition, each Bank hereby irrevocably authorizes and directs (I) the Administrative Agent to enter, on behalf of each of them, into the AART, the Final FI Trust Agreement, the FI Intercreditor Agreement, the Operator Replacement Agreement, the Early Closing Documents and the Side Letter as contemplated pursuant to this Agreement, (II) the Security Agent to enter, on behalf of each of them, into the Bank Security Agreement, the Bank Surat Kuasa, the Fiduciary Transfer, the Fiduciary Power, the Bank Fiduciary Assignment, the FI Intercreditor Agreement, the Operator Replacement Agreement, the Early Closing Documents and the Side Letter, (III) the JAA Security Agent to enter, into on behalf of each of them, into the JAA Fiduciary Power, into the JAA Fiduciary Transfer, the Early Closing Documents and the Side Letter, (IV) the FI Trustee to enter, on behalf of each of them, into the Operator Replacement Agreement, the Surat Kuasa, the Fiduciary Assignment, the Early Closing Documents, the RTZ Release and the Side Letter and (V) the Documentary Agent to enter, on behalf of each of them, into the AART, the Early Closing Documents and the Side Letter, and in each case agrees to be bound by the terms thereof."

          (m) Section 8.1(c) of the Credit Agreement is hereby amended by substituting the words "a party to the Operator Replacement Agreement, the Surat Kuasa and the Fiduciary Assignment to the extent representing the interests of the Banks" for the words "security agent under the FI Security Documents" appearing in the parenthetical phrase in the first sentence thereof.

          (n)  Sections 8.1(e), 8.1(f) and 8.1(g) of the Credit
Agreement are hereby amended by adding the words ", Security Agent, JAA Security Agent" after the words "Administrative Agent" in each place where such phrase appears in such Sections.

          (o) Section 8.1(h) of the Credit Agreement is hereby amended to read as follows:

          "(h) Without the prior written consent of the Required Banks but subject to Section 10.7(b), the Administrative Agent, the Security Agent and the JAA Security Agent will not, except as contemplated by Section 8.1(j), consent to any modification, supplement or waiver of the FI Intercreditor Agreement, the Bank Security Documents, the FI Trust Agreement, the Operator Replacement Agreement, the JAA Fiduciary Power or the JAA Fiduciary Transfer and the FI Trustee will not consent to any modification, supplement or waiver of the FI Trust Agreement, the Operator Replacement Agreement, the Surat Kuasa, the RTZ Release or the Fiduciary Assignment."

          (p) Section 8.1(j) of the Credit Agreement is hereby amended by (x) substituting the following for the opening phrase appearing prior to the existing clause (i) thereof:

     "Notwithstanding any other provision of this Section 8.1, the Administrative Agent will, at the request of FI, instruct the FI Trustee and/or the Security Agent, as applicable, to release (or to subordinate such interest) from the FI Trust Agreement and/or the Bank Security Agreement and/or the other FI Security Documents, as applicable (and enter into an amendment to the FI Trust Agreement and/or the Bank Security Agreement and/or the other FI Security Documents and execute such other instruments as may be necessary in connection therewith), any interest of the FI Trustee and/or the Security Agent, as applicable, in"

and (y) the deletion of clauses (i) and (ii) thereof and the renumbering of clauses (iii), (iv) and (v) as (i), (ii)and (iii), respectively, and by changing the reference to "clauses (iii) and
(iv)" in the last sentence thereof to a reference to "clauses (i) and
(ii)".

          (q) Section 10.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "SECTION 10.17 RTZ Transactions. The Agents and the Banks acknowledge that FI and FCX have agreed pursuant to the Implementation Agreement to enter into the RTZ Transactions. The Banks, FI and FCX have, pursuant to the Amendment dated as of October 9, 1996, to this Agreement, agreed upon and approved the documentation to be entered into by FI in connection with the foregoing as required by this Agreement as in effect prior to the RTZ Closing Date. FI hereby (i) appoints the Administrative Agent to be the Operator Selection Representative for all purposes of the Final FI Trust Agreement, the Operator Replacement Agreement and the Surat Kuasa and (ii) irrevocably and unconditionally agrees that upon the occurrence of an Event of Default, the Administrative Agent may, in addition to any other remedy available hereunder or under any other Loan Document, remove FI as Operator under the Contract of Work and appoint a replacement Operator, which shall be PT-RTZ or an Affiliate of PT-RTZ designated by PT-RTZ if PT-RTZ timely elects to exercise its designation rights provided in Section 2(a) of the Operator Replacement Agreement and meets the other conditions to such designation right set forth in such Section 2(a). FI also irrevocably and unconditionally agrees that the Administrative Agent, acting as the Operator Selection Representative under the Final FI Trust Agreement, the Operator Replacement Agreement and the Surat Kuasa, shall also have the right to designate a successor Operator under the circumstances provided in Section 2(b) of the Operator Replacement Agreement. FI further agrees that it will not appoint any other Operator Selection Representative other than the Administrative Agent (or, except as provided to PT-RTZ in the Participation Agreement, grant any other Person the right to remove FI (or any successor operator for the Project) as Operator under any circumstances) and that it will not approve or enter into any management agreement with a successor Operator appointed under the Operator Replacement Agreement unless and until the Administrative Agent has approved the terms of such management agreement. FI also agrees that the Administrative Agent shall be entitled to exercise FI's rights under the Participation Agreement (including the financial and accounting procedures) referred to in Section 6(c) of the FI Intercreditor Agreement to the exclusion of FI after the occurrence of an Event of Default, in addition to the other rights and remedies available to the Agents and the Banks under the Loan Documents and applicable law. Each of the Agents, the Banks, FI and FCX acknowledge that the Final FI Trust Agreement will not terminate prior to termination of the Participation Agreement."

          (r) The Final FI Trust Agreement in the form attached as Exhibit A to the AART is hereby added to the Credit Agreement as Exhibit G-1 thereto, the FI Intercreditor Agreement in the form attached as Exhibit B-1 to the AART is hereby added to the Credit Agreement as Exhibit I thereto, the Surat Kuasa in the form attached as Exhibit I to the Operator Replacement Agreement is hereby added to the Credit Agreement as Exhibit G-2 thereto, the Fiduciary Assignment in the form attached as Exhibit E to the AART is hereby added to the Credit Agreement as Exhibit G-3 thereto, the Early Closing Agreement (including Schedule 1 thereto) in the form attached as Exhibit B-2 to the AART are hereby added to the Credit Agreement as Exhibit E thereto, the Side Agreement in the form attached as Exhibit B-3 to the AART is hereby added to the Credit Agreement as Exhibit H thereto, and Exhibits A, B, C, D and E to this Amendment are hereby added to the Credit Agreement as Exhibits G-6, G-7, G-8, G-9 and G-10 thereto, respectively.

          SECTION 2. Authorizations to the Agents; Agreement to Submit to Jurisdiction. (a) Each Bank hereby (i) authorizes the Administrative Agent and Documentary Agent, acting on behalf of such Bank and the other Banks, to enter into and perform the FI Intercreditor Agreement, the Final FI Trust Agreement, the Operator Replacement Agreement, the Side Letter, the Early Closing Documents and the AART (including the subordination of the Banks' lien on the FIEC Interests to RTZ Lender's lien on the FIEC Interests on the terms of the FI Intercreditor Agreement), (ii) authorizes the Trustee to release all the security interests of the Banks in the PT-RTZ Joint Venture Interests upon the Closing pursuant to the AART and the RTZ Release, in order to permit their assignment to PT-RTZ pursuant to the Participation Agreement, the AART and the PT-RTZ COW Assignment,
(iii) appoints Chase as the Security Agent for such Bank and the other Banks and authorizes the Security Agent to enter into and perform the Bank Security Agreement, the Bank Surat Kuasa, the Fiduciary Transfer, the Fiduciary Power and the Bank Fiduciary Assignment for the benefit of such Bank and the other Banks, (iv) appoints Chase as the JAA Security Agent for such Bank and the other Banks and authorizes the JAA Security Agent to enter into and perform the JAA Fiduciary Transfer, the JAA Fiduciary Power and the Side Letter for the benefit of such Bank and the other Banks, (v) consents to RTZ Lender and the Trustee (acting on behalf of RTZ Lender) taking Remedial Actions against the RTZ Lender Collateral (as such terms are defined in the FI Intercreditor Agreement) as provided in the RTZ Loan Agreement and the Final FI Trust Agreement, and (vi) consents to FI entering into and performing the transactions contemplated by the Transaction Documents (as such term is defined in the AART) to which it is a party, including the entry into and performance of the Participation Agreement, the incurrence of the RTZ Loan and FI's granting the RTZ Lender Lien to RTZ Lender on the terms of the Final FI Trust Agreement, in accordance with Sections 5.3 and 10.17.

          (b) Each Bank also hereby agrees to submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in Manhattan solely for the purposes of suits, actions or proceedings to enforce the terms of the FI Intercreditor Agreement and authorizes the Administrative Agent (acting as Representative of the Banks under the FI Intercreditor Agreement) to provide such submission to New York jurisdiction on behalf of such Bank pursuant to Section 16 of the FI Intercreditor Agreement.

          SECTION 3.  Conditions to Effectiveness.  (a)  This
Amendment shall become effective on the date that each of the following conditions shall have been satisfied (such date of effectiveness being the "Effective Date"):

          (a) receipt by Cravath, Swaine & Moore, special counsel for the Banks, of executed counterparts of this Amendment which, when taken together, bear the signatures of FI, FCX, the Trustee, the Agents and each Bank;

          (b) the representations and warranties on the part of FI and FCX contained in Article IV of the Credit Agreement shall be true and correct in all material respects at and as of the Effective Date as though made on and as of such date;

          (c) FI and FCX shall be in compliance with all the terms and provisions set forth in this Amendment and the Credit Agreement to be observed or performed on their part, and as of the Effective Date, no Event of Default nor any event which upon notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing;

          (d) all legal matters incident to this Amendment shall be satisfactory to Cravath, Swaine & Moore, special counsel for the Banks; and

          (e) the conditions to closing set forth in Section 6 of the AART and in Section 6.1(c) of the FCX Credit Agreement shall have duly occurred or been waived by the Required Banks;

provided, however, that FI shall not be entitled to borrow under the Credit Agreement until FI shall provide the Administrative Agent with a certified copy of the shareholders resolution referred to in Section 6(b) hereof, together with an opinion of counsel reasonably satisfactory to the Administrative Agent as to the validity and effectiveness of such resolution.

          SECTION 4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 5. Limited Effect of Amendment. Section 1 hereof constitutes an amendment of the Credit Agreement effective as of the Effective Date. Except as, and until, expressly amended by such
Section 1 as of the Effective Date, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in effect prior to the Effective Date. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Banks and the Agents under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to in Section 1 hereof.

          SECTION 6. Representations and Covenants. (a) FCX and FI jointly represent and warrant to the Agents and the Banks that (i) at a meeting to be held on October 11, 1996, the FI Board of Commissioners will duly call an Extraordinary General Meeting of Shareholders of FI to be held on October 21, 1996, for the purpose, inter alia, of approving and ratifying the encumbrance of FI's assets under the FI Security Documents executed at the Closing as security for the Company's indebtedness, including indebtedness incurred under the Corporate Group Facility; and (ii) FCX is the owner of 184,890 FI shares, constituting 81.27% of the issued and outstanding shares issued by FI, and which are sufficient to approve and ratify such encumbrance without the vote of any other shareholder.

          (b) FCX covenants and agrees with the Agents and the Banks that an Extraordinary General Meeting of Shareholders of FI will be held not later than November 11, 1996, at which FCX shall vote the 184,890 FI shares owned by it in favor of the resolution approving and ratifying the encumbrance of FI's assets under the FI Security Documents executed at the Closing as security for the Company's indebtedness, including indebtedness incurred under the Corporate Group Facility.

          SECTION 7.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

          SECTION 8. Expenses. FI and FCX jointly and severally shall pay all out-of-pocket expenses incurred by the Agents in connection with the preparation of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Agents, and Mochtar, Karuwin & Komar, special Indonesian counsel to the Agents.

          SECTION 9. Headings. The headings of this Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or agents as of the date first above written.


                         P.T. FREEPORT INDONESIA COMPANY,

                           by /s/ R. Foster Duncan
                              -----------------------------------
                              Name: R. Foster Duncan
                              Title: Treasurer


                         FREEPORT-McMoRan COPPER & GOLD INC.,

                           by /s/ R. Foster Duncan
                              -----------------------------------
                              Name: R. Foster Duncan
                              Title: Treasurer


                         FIRST TRUST OF NEW YORK, NATIONAL
                         ASSOCIATION, as FI Trustee,

                           by /s/ Ward A. Spooner
                              -----------------------------------
                              Name: Ward A. Spooner
                              Title: Treasurer


                         THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Security Agent, JAA Security Agent and Documentary Agent,

                           by /s/ James H. Ramage
                              -----------------------------------
                              Name: James H. Ramage
                              Title: Vice President


                         ABN AMRO BANK N.V., HOUSTON AGENCY,
                         by ABN AMRO NORTH AMERICA, INC., as
                         Agent for ABN AMRO BANK N.V.,

                           by /s/ H. Gene Sniels
                              -----------------------------------
                              Name: H. Gene Sniels
                              Title: V.P. and Director

                           by /s/ Mike Oakes
                              -----------------------------------
                              Name: Mike Oakes
                              Title: Vice President


                         ARAB BANKING CORPORATION (B.S.C.),

                           by /s/ Stephen A. Plauche
                              -----------------------------------
                              Name: Stephen A. Plauche
                              Title: Vice President


                         AUSTRALIA AND NEW ZEALAND BANKING GROUP
                         LIMITED, CAYMAN ISLANDS BRANCH,

                           by /s/ Paul Clifford
                              -----------------------------------
                              Name: Paul Clifford
                              Title: Vice President


                         BANK AUSTRIA AKTIENGESELLSCHAFT,

                           by /s/ J. Anthony Seay
                              -----------------------------------
                              Name: J. Anthony Seay
                              Title: Vice President

                           by /s/ Mark Nolan
                              -----------------------------------
                              Name: Mark Nolan
                              Title: Assistant Vice President


                         BANK OF AMERICA ILLINOIS,

                           by /s/ James E. Flough
                              -----------------------------------
                              Name: James E. Flough
                              Title: Managing Director


                         BANK OF MONTREAL,

                           by /s/ Michael P. Sassos
                              -----------------------------------
                              Name: Michael P. Sassos
                              Title: Director


                         THE BANK OF NOVA SCOTIA,

                           by /s/ F.C.H. Ashby
                              -----------------------------------
                              Name: F.C.H. Ashby
                              Title: Senior Manager Loan Operations


                         THE BANK OF TOKYO-MITSUBISHI, LTD. HOUSTON AGENCY,

                           by /s/ John W. McGhee
                              -----------------------------------
                              Name: John W. McGhee
                              Title: Vice President and Manager


                         BANQUE NATIONALE DE PARIS,

                           by /s/ John L. Stacy
                              -----------------------------------
                              Name: John L. Stacy
                              Title: Vice President


                         BANQUE PARIBAS,

                           by /s/ Brian Malone
                              -----------------------------------
                              Name: Brian Malone
                              Title: Vice President

                           by /s/ Marian Livingston
                              -----------------------------------
                              Name: Marian Livingston
                              Title: Vice President


                         BARCLAYS BANK PLC,

                           by /s/ Carol A. Cowan
                              -----------------------------------
                              Name: Carol A. Cowan
                              Title: Director


                         CHRISTIANIA BANK OG KREDITKASSE,

                           by /s/ Peter M. Dodge
                              -----------------------------------
                              Name: Peter M. Dodge
                              Title: First Vice President

                           by /s/ Hans Chr. Kjelsrud
                              -----------------------------------
                              Name: Hans Chr. Kjelsrud
                              Title: Vice President


                         DAI-ICHI KANGYO BANK, LTD.,

                           by /s/ Masayoshi Komaki
                              -----------------------------------
                              Name: Masayosji Komaki
                              Title: Assistant Vice President


                         DEUTSCHE BANK, AG, NEW YORK AND/OR CAYMAN
                         ISLANDS BRANCHES,

                           by
                              -----------------------------------
                              Name:
                              Title:

                           by
                              -----------------------------------
                              Name:
                              Title:


                         DEUTSCHE BANK, AG, SINGAPORE BRANCH,

                           by
                              -----------------------------------
                              Name:
                              Title:

                           by
                              -----------------------------------
                              Name:
                              Title:


                         DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                         CAYMAN BRANCH,

                           by /s/ P. Douglas Sherrod
                              -----------------------------------
                              Name: P. Douglas Sherrod
                              Title: Vice President

                           by /s/ Raymond F. Keenan
                              -----------------------------------
                              Name: Raymond F. Keenan
                              Title: Senior Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO,

                           by /s/ George R. Schanz
                              -----------------------------------
                              Name: /s/ George R. Schanz
                              Title: Vice President


                         FIRST NATIONAL BANK OF COMMERCE,

                           by /s/ Joshua C. Cummings
                              -----------------------------------
                              Name: Joshua C. Cummings
                              Title: Relationship Manager


                         THE FUJI BANK, LIMITED, HOUSTON AGENCY,

                           by /s/ Yoshiaki Inque
                              -----------------------------------
                              Name: Yoshiaki Inque
                              Title: Vice President and Manager


                         HIBERNIA NATIONAL BANK,

                           by /s/ Steven D. Nance
                              -----------------------------------
                              Name: Steven D. Nance
                              Title: Banking Officer


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED NEW
                         YORK BRANCH,

                           by /s/ Akijiro Yoshino
                              -----------------------------------
                              Name: Akijiro Yoshino
                              Title: Executive Vice President
                                     HOUSTON OFFICE


                         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,

                           by /s/ John J. Sullivan
                              -----------------------------------
                              Name: John J. Sullivan
                              Title: Joint General Manager


                         THE MITSUI TRUST AND BANKING COMPANY, LIMITED,

                           by /s/ Margaret Holloway
                              -----------------------------------
                              Name: Margaret Holloway
                              Title: Vice President and Manager


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                           by /s/ Robert Bottamedi
                              -----------------------------------
                              Name: Robert Bottamedi
                              Title: Vice President


                         NATIONAL WESTMINSTER BANK PLC,

                           by /s/ Ian M. Plester
                              -----------------------------------
                              Name: Ian M. Plester
                              Title: Vice President


                         NATIONAL WESTMINSTER BANK PLC (NASSAU BRANCH),

                           by /s/ Ian M. Plester
                              -----------------------------------
                              Name: Ian M. Plester
                              Title: Vice President


                         THE NORINCHUKIN BANK, NEW YORK BRANCH,

                           by /s/ Takeshi Akinoto
                              -----------------------------------
                              Name: Takeshi Akinoto
                              Title: General Manager


                         PT BANK NEGARA INDONESIA (PERSERO),

                           by /s/ Dewa Suthapa
                              -----------------------------------
                              Name: Dewa Suthapa
                              Title: General Manager


                         P.T. BANK RAKYAT INDONESIA (PERSERO),

                           by /s/ Kemas M. Arief
                              -----------------------------------
                              Name: Kemas M. Arief
                              Title: General Manager

                           by /s/ David W. Opdyke
                              -----------------------------------
                              Name: David W. Opdyke
                              Title: Deputy General Manager


                         REPUBLIC NATIONAL BANK OF NEW YORK,

                           by /s/ Richard J. Ward
                              -----------------------------------
                              Name: Richard J. Ward
                              Title: Vice President


                         THE ROYAL BANK OF SCOTLAND PLC,

                           by /s/ Russell M. Gibson
                              -----------------------------------
                              Name: Russell M. Gibson
                              Title: Vice President & Deputy Manager


                         THE SAKURA BANK, LIMITED, HOUSTON AGENCY,

                           by /s/ Akira Hara
                              -----------------------------------
                              Name: Akira Hara
                              Title: General Manager


                         THE SANWA BANK LIMITED, DALLAS AGENCY,

                           by /s/ L. J. Perenyi
                              -----------------------------------
                              Name: L. J. Perenyi
                              Title: Vice President


                         SOCIETE GENERALE, SOUTHWEST AGENCY,

                           by /s/ Elizabeth W. Hunter
                              -----------------------------------
                              Name: ELizabeth W. Hunter
                              Title: Vice President


                         THE SUMITOMO BANK, LIMITED, HOUSTON AGENCY,

                           by /s/ Toshiro Kubota
                              -----------------------------------
                              Name: Toshiro Kubota
                              Title: Joint General Manager


                         THE TOKAI BANK, LIMITED,

                           by /s/ Masaharu Muto
                              -----------------------------------
                              Name: Masaharu Muto
                              Title: Deputy General Manager


                         UNION BANK OF SWITZERLAND, HOUSTON AGENCY,

                           by /s/ Dan O'Boyle
                              -----------------------------------
                              Name: Dan O'Boyle
                              Title: Managing Director

                           by  /s/ Cynthia A. P. Deere
                              -----------------------------------
                              Name: Cynthia A. P. Deere
                              Title: Vice President


                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                           by /s/ Richard R. Newman
                              -----------------------------------
                              Name: Richard R. Newman
                              Title: Vice President

                           by /s/ Salvatore Battinelli
                              -----------------------------------
                              Name: Salvatore Battinelli
                              Title: Vice President
                                     Credit Department


                         YASUDA TRUST AND BANKING COMPANY,

                           by /s/ Makoto Tagawa
                              -----------------------------------
                              Name: Makoto Tagawa
                              Title: Deputy General Manager